Note 6 - Long-term Debt	12 Months Ended
Mar. 31, 2021
Notes to Financial Statements
Long-term Debt [Text Block]

6. Long-Term Debt

	2021	2020
	(In thousands)
Revolving credit facility, 1.38% and 2.59%, due through 2026	$1,000	$106,924
Farm Credit term loan, 3.30% and 4.54%, due 2026	96,869	99,941
Bluegrass tax exempt bonds, 0% and 3.01%	-	10,000
Economic development note, 2.00%, due through 2022	500	500
Other	216	216
Total	98,585	217,581
Less current portion	4,500	500
Long-term debt	$94,085	$217,081

See Note 5, Revolving Credit Facility, for discussion of the Revolver.

The Company’s debt agreements, including the Revolver and term loan, contain customary affirmative and negative covenants that restrict, with specified exceptions, the Company’s ability to incur additional indebtedness, incur liens, pay dividends on the Company’s capital stock, make other restricted payments, including investments, transfer all or substantially all of the Company’s assets, enter into consolidations or mergers, and enter into transactions with affiliates. The Company’s debt agreements also require the Company to meet certain financial covenants including a minimum EBITDA and minimum tangible net worth. The Revolver contains borrowing base requirements related to accounts receivable and inventories and also requires the Company to meet a financial covenant related to a minimum fixed charge coverage ratio if (a) an event of default has occurred or (b) availability on the Revolver is less than the greater of (i) 10% of the commitments then in effect and (ii) $25,000,000. The most restrictive financial covenant in the debt agreements is the minimum EBITDA within the Farm Credit term loan which for fiscal year end 2021 will be greater than $50 million. The Company computes its financial covenants as if the Company were on the FIFO method of inventory accounting. The Company has met all such financial covenants as of March 31, 2021.

The Company's debt agreements limit the payment of dividends and other distributions. There is an annual total distribution limitation of $50,000, less aggregate annual dividend payments totaling $23,000 that the Company presently pays on two outstanding classes of preferred stock.

On May 28, 2020 the Company entered into an Amended and Restated Loan and Guaranty Agreement with Farm Credit East, ACA that provides for a $100.0 million unsecured term loan. The amended and restated agreement with Farm Credit East has a maturity date of June 1, 2025 and converted the term loan to a fixed interest rate rather than a variable interest rate in addition to requiring quarterly principal payments of $1.0 million, which commenced during fiscal 2021. The Company incurred financing costs totaling $0.2 million which have been classified as a discount to the debt. This agreement contains certain covenants, including maintaining a minimum EBITDA and minimum tangible net worth.

The carrying value of assets pledged for secured debt, including the Revolver, is $508.2 million.

Debt repayment requirements for the next five fiscal years are (in thousands):

Years ending March 31:
2022	$4,500
2023	4,000
2024	4,000
2025	4,000
2026	81,869
Thereafter	216
Total	$98,585